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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) May 30, 1997
                                                      ------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------


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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               A Press Release was issued on Friday, May 30, 1997 announcing the Registrant's quarterly dividend.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99                    Press Release dated Friday,
                                        May 30, 1997, announcing
                                        Registrant's quarterly dividend.


     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    May 30, 1997                       By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer



                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Press Release dated Friday, May 30, 1997, announcing Registrant's quarterly dividend.



     FOR IMMEDIATE RELEASE              CONTACT:  Augustine F. Jehle
     May 30, 1997                                      201-795-4000
                                                  Anthony S. Cicatiello
                                                       908-382-1066

                  STATEWIDE FINANCIAL CORP. DECLARES DIVIDEND

     Jersey City, N.J. (May 30, 1997) . . . Statewide Financial Corp. (Nasdaq: SFIN), the holding company for Statewide Savings Bank S.L.A., announced that its Board of Directors yesterday (Thursday, May 29) approved a quarterly dividend on its common stock of ten cents ($0.10) per common share. The dividend will be payable on June 30, 1997, to shareholders of record at the close of business on June 12, 1997.

     This is the fourth consecutive quarterly dividend paid by Statewide Financial Corp. since its initial public offering on September 29, 1995. On August 19 of last year, the board of directors adopted a dividend policy to pay an annual dividend of $0.40 per common share, payable in equal quarterly installments, should the earnings of the company warrant. The company paid its first dividend on September 30, 1996, its second on December 27, 1996 and its most recent on March 31 of this year.

     In announcing the new dividend, Victor M. Richel, Statewide Financial Corp.'s chairman, president and chief executive officer, said, "These ongoing dividend declarations are a strong indicator of the consistency and strength of the bank's financial performance. They are another way through which we are demonstrating our commitment to maximizing the return achieved by our shareholders."

     Headquartered in Jersey City, N.J., Statewide Savings Bank conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation
     (FDIC).